UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2009

REDWOOD TRUST, INC.
(Exact name of Registrant as specified in its charter)

Maryland	1-13759	68-0329422
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Belvedere Place, Suite 300
Mill Valley, California 94941
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 389-7373

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement

On January 21, 2009, Redwood Trust, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. as representative of the underwriters (collectively, the “Underwriters”) related to the public offering by the Company of 23,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”) at a public offering price of $11.25 per share.

Pursuant to the terms of the Underwriting Agreement, the Underwriters had an option to purchase an additional 3,450,000 shares of the Company’s common stock, par value $0.01 per shares (the “Option Shares”) from the Company, which they exercised in full on January 23, 2009.

The Shares and the Option Shares are expected to be delivered against payment therefor on January 27, 2009.

The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference and is also hereby being filed as an exhibit to, and is hereby incorporated by reference in, the Company’s Registration Statement on Form S-3, File No. 333-147604.

Item 7.01. Regulation FD Disclosure

On January 27, 2009, Redwood Trust, Inc. issued a press release announcing the closing of its common stock offering.  A copy of the press release is attached as Exhibit 99.1 to this current Report on Form 8-K.

The information contained in this Item 7.01 and the attached Exhibit 99.1 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

In connection with the closing of the company’s common stock offering described in Item 1.01 of this Current Report on Form 8-K, the Company is filing (i) the opinion of its Maryland counsel, Venable LLP, regarding the legality of the shares of common stock issued in connection therewith and (ii) the opinion of its tax counsel, Chapman and Cutler LLP, regarding certain tax matters. The opinions are filed as Exhibits 5.1 and 8.1 hereto, respectively, and each is incorporated herein by reference and each is also hereby being filed as an exhibit to, and is hereby incorporated by reference in, the Company’s Registration Statement on Form S-3, File No. 333-147604.

On January 21, 2009, the Company entered into an amendment to the Third Amended and Restated Voting Agreement by and among Wallace R. Weitz & Company, Wallace R. Weitz, Redwood Trust, Inc. and George E. Bull, III.  A copy of the amendment to the Third Amended and Restated Voting Agreement is attached as Exhibit 9.1 to hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Title
1.1	Underwriting Agreement dated January 21, 2009
5.1	Opinion of Venable LLP
8.1	Opinion of Chapman and Cutler LLP
9.1	Amendment to Third Amended and Restated Voting Agreement by and among
Wallace R. Weitz & Company, Wallace R. Weitz, Redwood Trust, Inc. and George E. Bull, III
23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1)
23.2	Consent of Chapman and Cutler LLP (contained in its opinion filed as Exhibit 5.1)
99.1	Press Release dated January 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2009	REDWOOD TRUST, INC.

	By:	/s/ MARTIN S. HUGHES
Martin S. Hughes
President, Co-Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Title
1.1	Underwriting Agreement dated January 21, 2009
5.1	Opinion of Venable LLP
8.1	Opinion of Chapman and Cutler LLP
9.1	Amendment to Third Amended and Restated Voting Agreement by and among
Wallace R. Weitz & Company, Wallace R. Weitz, Redwood Trust, Inc. and George E. Bull, III
23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1)
23.2	Consent of Chapman and Cutler LLP (contained in its opinion filed as Exhibit 5.1)
99.1	Press Release dated January 27, 2009